Exhibit 10.13.4

AMENDMENT NO. 3 TO SPRINT MASTER APPLICATION AND SERVICES AGREEMENT

This Amendment No. 3 (“Amendment No. 3”) to the Sprint Master Application and Services Agreement (“Agreement”) effective September 1, 2010 (“Amendment No. 3 Effective Date”) is between Sprint United Management Company (“Sprint”), and TeleNav, Inc., a Delaware corporation (“Supplier”). Except as otherwise indicated, defined terms in this Amendment have the same meaning as in the Agreement.

I.	Background

A.	The parties entered into the Agreement on January 30, 2009.

The parties entered into Amendment No. 1 effective July 1, 2009.

The parties entered into Amendment No. 2 effective December 16, 2009.

The parties entered into an Addendum dated March 12, 2010.

B.	The parties agree to modify the Agreement as set forth in this Amendment No. 3.

The parties agree as follows:

II.	Amendment

A.	The Agreement is amended by adding the following additional text at the end of Section 2.e:

Subject to the Terms of this Agreement, as between Sprint and Company, for those Applications branded “TeleNav” the then-current TeleNav Terms of Use for such Application will apply as between the user, Sprint and Supplier.

B.	This Agreement will be amended by the deleting of Section 10 and replacing it as follows:

ADVERTISING

Company will ensure that all advertising that is served to or displayed on any Device of any Sprint User, will comply with the terms of Exhibit J.

C.	This Agreement is amended by deleting Section 6.d. in its entirety and replacing it as follows:

No Other Services [*****]. Company is prohibited from including Other Services, or [*****] in connection with the Content to Users or Active Subscribers, except in compliance with the [*****]

D.	This Agreement is amended by deleting Section 6.e. (1) and (2) in its entirety..

E.	This Agreement is amended by deleting Section 6.f in its entirety and replacing it as follows:

Preferred Supplier Status. Company will be Sprint’s preferred Application 5 (as defined in Section 1 (e)) Supplier, until December 31, 2012, and subject to Sprint’s rights in Section 25, Sprint will use reasonable commercially efforts to feature Supplier’s navigation services more prominently than other navigation applications on handsets and will use reasonable commercial efforts consistent with Sprint’s overall product and pre-load strategy [*****]. In addition, Sprint shall use reasonable commercial efforts to feature Supplier’s navigation services more prominently than other navigation applications as it aligns with Sprints overall device strategy.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sprint Confidential Information - Restricted

F.	This Agreement will be amended by the deletion of the following sentence from Section 20 d. iii of this Agreement:

Company will not [*****] from the activities contemplated under this Agreement to [*****] based the User’s use of Sprint Services.

G.	The Agreement is amended by deleting Section 24.a. in its entirety and replacing it as follows:

The initial term of this Agreement will commence on the Effective Date and end December 31, 2012 (the “Initial Term”). This Agreement will automatically renew (except Application 5) for additional twelve (12) month periods (each twelve (12) month period is referred to as an “Extension Term”) unless terminated by written notice to the other Party at least ninety (90) days prior to the expiration of the Initial Term or an Extension Term. Each Extension Term, together with the Initial Term is referred to as the “Term.”

Application 5 will not automatically renew and must have a written term extension agreed to by both parties in order to extend the term beyond December 31, 2012.

H.	The Agreement is amended by deleting Section 25.c and replacing as follows:

Sprint Termination For Convenience. Sprint may terminate this Agreement at any time without liability, except for undisputed payment obligations, by providing a written termination notice to Company. Unless otherwise specified in the notice, the termination is effective 30 Business Days after Sprint delivers written termination notice. Sprint will not terminate this Agreement for convenience, as provided in this Section 25 (c), before June 30, 2012.

I.	The Agreement is amended by deleting Section 25.e in its entirety and replacing it as follows:

Effect of Termination. Following any termination or expiration of this Agreement, the Parties will cooperate to ensure that Sprint Users have the ability to continue to access, in accordance with the terms of this Agreement, previously purchased Applications for a period of time that is equal to the license period granted by Company to Sprint Users prior to the date of termination of the Agreement (for the avoidance of doubt, such license period for monthly subscribers would be one month or billing cycle). Upon termination or expiration of this Agreement, Sprint will reasonably cooperate in the orderly transition of all existing Applications and Services to Supplier. Supplier may require Sprint to provide a transition period for Sprint provided billing services not to exceed [*****]. Such services will be compensated based upon the payment percentage share in effect at the end of the Term for the duration of the transition period. During the transition period, the parties will continue to be bound by and perform in accordance with this Agreement. The terms and conditions of this subsection will apply upon termination or expiration of the Agreement.

J.	The Agreement is amended by deleting Section 26b. in its entirety.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sprint Confidential Information - Restricted

K.	The Agreement is amended by deleting Section 5 of Exhibit A in its entirety and replacing it as follows:

Application 5. Sprint Navigation, Transition to TeleNav GPS Navigator

Sprint Navigation is Sprint branded, but Supplier provided application for Sprint consumer and business devices for Distribution Channels. These currently include handsets that operate on the following operating systems: J2ME, BREW, Blackberrys, WebOS, Windows Mobile, and Android.

The parties agree that as soon as reasonably practical, but not later than September 30, 2010, Supplier will begin the transition of all Application 5 deliverables into Supplier branded services for all new devices going forward. The parties will work together as it relates to the process for updating existing handsets currently using the Sprint Brand to the Supplier brand over time during the term of this Agreement.

The primary features and functionality of Application 5 are as follows:

1. Sprint Navigation Lite (Product 5a), TeleNav Lite

This product may not be made available in any combination with any Sprint bundle without the prior written approval of Company (approval will not be unreasonably withheld). This product will include an upgrade path to Sprint Navigation Standard or Premium, as well as advertising. Features include but are not limited to:

Text-based directions

Route previews

Business finder

Search along route

Ratings & reviews

Static map

2D “follow-me” map

Automatic Map updates

Personalized website

Address sharing

2. Sprint Navigation Standard (Product 5b), TeleNav Standard

Features include but are not limited to:

All Product 5a “Lite” features

Voice “real-time” Directions

Automatic re-routing

Navigation View (Turns, 2D Moving Maps, 3D Moving Maps)

Traffic Summary

Traffic Re-routing

Traffic Alerts

Traffic on map

Search for Gas by Price

Application Optimization for overall application performance improvement,

including Base Station Almanac and ELS data implementations

3. Sprint Navigation Premium (Product 5c), TeleNav Premium

Features include but are not limited to:

All Product 5a and 5b Lite & Standard features

Weather & Commuter Alerts

Speech Recognition for Address Input

Speech Recognition for POI Search

Sprint Confidential Information - Restricted

4. Sprint Navigation Basic (Product 5d), TeleNav Basic

Features include but are not limited to:

All Product 5a Lite features

Voice “real-time” Directions

Automatic re-routing

Navigation View (Turns, 2D Moving Maps, 3D Moving Maps)

Application Optimization for overall application performance improvement,

including Base Station Almanac and ELS data implementations

Sprint will make reasonable efforts in Sprint produced press releases or written communications to industry and financial analysts that reference Application 5 may attribute the development and operation of Application 5 under the Sprint Navigation brand to Company by including a reference, where possible to “TeleNav” or “Powered by TeleNav”.

Sprint will make reasonable efforts in Sprint produced press releases or written communications to industry and financial analysts that reference Application 5 may attribute the development and operation of Application 5 under the TeleNav GPS Navigator brand will to Company.

L.	Section 20 Privacy Policies and User Data will be amended by designating the current paragraph “g. Location-Based Applications” as paragraph “g. 1. Location-Based Applications: and immediately following such paragraph adding the following new paragraph:

2. Aggregate Location-Based Information. With respect to any Location Based Application provided under this Agreement, Sprint agrees that at Supplier’s option, Supplier will display the then current Supplier Privacy Policy as it may be adopted and in force from time to time as the policy that governs the use of Privacy Restricted Data of any User. Supplier will be entitled to use such data in the operation of the products listed in this Agreement for its business in such manner as is reasonable and appropriate for the improvement and enhancement of Supplier products and services, provided that it will not (i) transfer the data to any third party, (ii) offer commercial access to the data for a service related to the data discrete from Supplier services generally, (iii) will provide to Sprint from time to time as requested a summary of the use of such data and (iv) will provide such data to Sprint upon Sprint’s request. Sprint agrees that effective as of the date of Amendment No. 3 it [*****] Aggregate Data [*****] or to [*****] provided [*****] are entered into in support of delivering the products listed in this Agreement. If at any time during the Term of this Agreement, a law or regulation is enacted and comes into force that limits or does not permit the use of Aggregated Data for the purposes for which [*****] Supplier as provided above, then Supplier agrees that it will terminate or modify [*****] on or before any law or regulation becomes effective. “Aggregate Data” is collective data that relates to a group or category of services or customers, from which individual customer identities and characteristics have been removed. Aggregate Data is Sprint data and may only be used with Sprint’s prior written approval and upon Sprint’s request Supplier will provide access to Aggregate Data by Sprint. For the abundance of clarity, Supplier will destroy all Aggregate Data provided by Sprint at the end of the Term of this Agreement.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sprint Confidential Information - Restricted

M.	The Agreement is amended by deleting Exhibit C in its entirety and replacing with a new Exhibit C attached.

N.	The Agreement is amended by deleting Exhibit D in its entirety and replacing with a new Exhibit D attached.

O.	The Agreement is amended by deleting Exhibit J in its entirety and replacing with a new Exhibit J attached.

P.	The Agreement is amended by deleting the definition Bundled Offering set forth in Exhibit I in its entirety and replacing it as follows:

“Bundled Offering” will mean Sprint Content bundles, which may be comprised of multiple sources of Content as determined by Sprint, but which in all cases include at a minimum a data plan and more than one data feature.

General

Other than as set forth above, the Agreement remains unchanged and in full force and effect.

If there is a conflict between the terms of the Agreement, any previous Amendment(s) and this Amendment No. 3, this Amendment No. 3 will control unless otherwise stated in this Amendment No. 3.

This Amendment No. 3 executed by authorized representatives of Sprint and Supplier incorporates the terms and conditions of the Agreement.

SPRINT UNITED MANAGEMENT COMPANY		TELENAV, INC.

By:	/s/ Eugene Agree	By:	/s/ Douglas S. Miller

Name:	Eugene Agree	Name:	Douglas S. Miller

Title:	Vice President	Title:	CFO

Date:	9/17/10	Date:	9/16/10

Sprint Confidential Information - Restricted

EXHIBIT C

CO-MARKETING, SALES TOOLS and PRODUCT COMMITMENTS

1.	Sales Activities/Support

a.	Application(s) Material. Prior to and continuously after the Commercial Launch Date, Company will create marketing and promotional materials concerning the Application(s) and its availability over the Systems in accordance with the terms of this Agreement, including but not limited to the Trademark requirements set forth in Section 21 of the Agreement. Company will include the Sprint logo provided to it by Sprint in agreed upon marketing and promotion material (printed or electronic) related to each Application.

b.	Collateral Distribution to Sprint Sales Channels

i)	Prior to the Commercial Launch Date, for each Application available to Sprint for distribution, Company will provide media master and web file (Adobe Acrobat) of collateral and Sprint will have the right to review, approve, reproduce and distribute copies of such collateral which it will do using commercially reasonable efforts consistent with activities undertaken prior to the date of Amendment No. 3. Such approval will not to be unreasonably withheld. Post launch, Company will provide updated versions as determined by Company.

ii)	Sprint will determine the distribution channel for such collateral and ensure that collateral will be made accessible to the Sprint sales force, direct and indirect.

iii)	In the event that Sprint decides that such collateral should be distributed through Sprint’s third party distribution vendor, Company will send such collateral to such third party distribution vendor. Company will bear the expense (including, but not limited to, cost to design, produce and distribute the collateral) provided, however, the Parties will agree to Company’s expense, such agreement not to be unreasonably withheld.

iv)	The above-described sales collateral to be provided by Company will include, but not be limited to:

(1)	Customer Profile. Description of target customer. Description of customers’ needs that are filled by Application(s);

(2)	Competitive Advantage. Comparison of Company with its competitors’ products and how each Application differs from competitors’ products;

(3)	Content for Sprint’s Quick Reference Brief. Description of each Application, how it solves the Sprint Users’ needs and how using each Application increases the return on investment for Sprint Users; and

(4)	Sprint logo.

v)	Company’s Distribution Channel. At Company’s discretion Company will develop a collateral distribution process which will ensure simplified ordering and prompt delivery of collateral to Sprint’s distribution channels.

c.	Electronic Sales Aids. Prior to and continuously after the Commercial Launch Date, Company will make the following electronic sales tools available to Sprint at company’s sole expense:

i)	PowerPoint charts for use by Sprint describing each Application to Sprint Users and/or prospect which charts will include a customer profile and content detailing how the use of

Sprint Confidential Information - Restricted

each Application increases the return on investment for Sprint Users and/or prospect that Sprint can copy and use to create a faxable information sheet. Sprint will (i) post such charts internally on the Sprint sales information distribution intranet for confidential access by Sprint employees, contractors and agents, (ii) use this information to create marketing material, including, but not limited to faxable information sheets and (iii) to distribute such information and information sheets to the Sprint User and/or prospect through all Sprint’s sales channels.

ii)	Website URLs for referral of Sprint prospects and / or Sprint Users seeking additional information. Sprint will link to Company’s product sites from the Sprint website at appropriate locations.

iii)	Demonstration Accounts

(1)	Company will provide, as of the Effective Date, demonstration accounts, logins and passwords for use and allocation by Sprint at Sprint’s sole discretion, for Sprint sales force, direct and indirect, to use and demonstrate to potential customers, Sprint Users, at Sprint’s Executive Briefing Center, at tradeshows and other Sprint marketing events. Number of demonstration accounts to be determined mutually by Sprint and Company. Sprint will actively distribute Company demo accounts to all Sprint Sales and Sales Support staff. If applicable, Company will also provide licenses/access to a demonstration version of the PC features and functionality of each Application. Number of such PC demonstration accounts to be mutually determined by Sprint and Company

(2)	In addition, if requested by Sprint and agreed to in writing by Company, Company will (i) create a static demonstration version of each Application (a) showing all features and functionalities and (b) which resides on the Device and/or other Devices (local application); (ii) provide Sprint with unlimited licenses to such demonstration versions; and (iii) make such demonstration version available to Sprint for use and allocation by Sprint at Sprint’s sole discretion, including, but not limited to, Sprint sales force, direct and indirect, to use and demonstrate to potential customers, Sprint Users, at Sprint’s Executive Briefing Center, at tradeshows and other marketing events.

d.	Sales Training

i)	Sprint will train and inform appropriate Sprint’s sales force representatives of the availability of the Application(s) and Application(s) updates through/on the Systems. Company will assist, collaborate and cooperate with Sprint in the development, delivery and execution of sales training including, but not limited to, training presentations, training documentation and participation upon Sprint’s request and Company agreement, at training forums at Company’s sole expense.

ii)	Company will train or inform its sales force of the availability of the Application(s) through/on the Systems.

iii)	Sprint will make available to all Sales and Sales Support staff a Company application certification program developed by Company

e.	Sprint’s Approval of Material. Company will submit to Sprint all documentation, collateral, marketing, training, promotional, sales and any other material (printed and electronic) which includes a reference to Sprint or a mark and/or logo owned by Sprint and will obtain Sprint’s approval in writing prior to its print, release and distribution by Company.

Sprint Confidential Information - Restricted

2.	Press Releases/Success Stories

a.	Press Release. If mutually agreed to in writing, Parties may jointly issue a press release disclosing the availability of the Application(s) on the Systems only if in accordance with the terms of this Agreement, including but not limited to Section 21, 31 and 32 of the Agreement; provided, however, that the foregoing will not restrict either Party from making press releases about their respective products and services that do not include a reference to the other Party.

b.	Success Stories. Sprint may, in its sole discretion, use Sprint customer success stories for purposes, including but not limited to marketing materials and sales efforts.

c.	Company will:

i)	Identify satisfied Sprint Users of each Application;

ii)	Upon obtaining all necessary releases, provide to Sprint such references and descriptions of the Application(s) used by each satisfied Sprint User; and

iii)	Seek publicity opportunities related to Sprint User success stories.

iv)	List Company’s Application used and provide a link for further information to Company’s Application website

3.	Company Listed on Sprint’s Website

a.	Dependent upon Sprint’s receipt of required information being received in a timely fashion and in its reasonable discretion, Sprint may, within sixty (60) days of the Commercial Launch Date, list Company on Sprint’s web site, currently located at http://www.sprint.com, subject to the following requirements:

i)	Each Application and all Changes must have successfully passed the Application testing certification process as defined in Section 3 of this Agreement and must have been approved by Sprint; and

ii)	This Agreement must be in full force and effect.

b.	Company Application may be listed on Sprint’s website everywhere other similar applications, products and services are listed.

c.	Information to be included in such listing may include but is not limited to Company’s logo and a short description and a link to Company’s web site. Listing of Company on Sprint’s web site is contingent upon Company’s submission of and Sprint’s approval of the size of the logo and the description. If Company fails to meet any requirement set forth in this agreement, Sprint may, in its sole discretion, remove all references to Company from the Sprint web site.

4.	Sprint listed on Company’s Website. Dependent upon Company’s receipt of required information being received in a timely fashion, Company will, within ten (10) days of the Commercial Launch Date, feature Sprint on Company’s web site. Information to be included in such posting will include, but is not limited to: Sprint logo and/or the Sprint Compatible logo and a link to the Sprint commercial web site, currently located at http://www.sprint.com. Company will treat Sprint no less prominently than other wireless carriers, other wireless service providers or wireless device manufacturers/providers.

5.	Sprint User Training and Education Documentation. During the Term, Company may maintain a web site to be accessed by Sprint Users for demonstration of the Application(s) and self-guided training. Company will also train Sprint Users on all Application(s) and will bear the cost of such training. Company may provide such training through its processing partners. This training will include, at a minimum, distribution of Sprint pre-approved “Education Materials” containing the information below:

a.	The appropriate Sprint logo;

Sprint Confidential Information - Restricted

b.	Instructions regarding the Application(s) and use over the Devices (for example Sprint approved directions on how to download, install, and use the Application feature on a Device).

i)	Sprint Approval of the Educational Materials. Company will follow Sprint’s documentation approval process of the Educational Materials, such approval to be given at Sprint’s sole discretion and approval should not be unreasonably withheld by Sprint

ii)	During the Term, Company may utilize Sprint-written and approved documentation in Company’s user guide or web-based user documentation for each Application, provided that Company will not remove any copyright or other proprietary notices contained therein.

6.	Sales Contest. Company may participate in or fund sales contest(s) organized by Sprint. The conduct of sales contests and the participation of Company in such sales contests will be at Sprint’s sole discretion. Sprint and Company will mutually agree to the date of sales contests that Company may participate in or fund. For each sales contest in which Company participates, Company will compensate all identified winning sales teams. Sprint and Company will agree on the method of compensation and the amount of compensation prior to the contest. If Company fails to pay monies it commits to sales contests, Sprint will reserve the right to withhold Payments due Company and pay the winners on Company’s behalf.

7.	OEM Integration Support. Sprint will use reasonable best efforts to work with Supplier and Sprint handset OEMs to maximize the integration of Application 5 within the core features in each handset specifically including integration with each of the following functions: contacts, calendar, email, browser, SMS and search.

8.	Premium Billing Enablement. Sprint will use reasonable best efforts to undertake to provide billing support for both one-time and recurring billing and infrastructure operations to support the implementation of seamless up-sell capability in Product 5a, 5b and 5d for sales of Product 5c. In addition, in the event that Supplier introduces additional premium versions of Application 5, Sprint will use reasonable best efforts to undertake to provide billing support and infrastructure operations to support the implementation of billing for such products and seamless up-sell capability to any such new products.

9.	411 Service Integration. Sprint will use reasonable best efforts to complete the ongoing project to integrate Application 5 services with the Sprint 411 capabilities such that Application 5 services will be seamlessly launched in connection with 411 services as provided to End Users. Integration will automatically add the address of the results from the 411 Directory Assist request to the users Application 5 account and allow the End User to use Application 5 to navigate to resultant address.

10.	Customer Data from Supplier. Supplier will provide reporting on customer data (at an individual subscriber/device level) for all applicable Supplier’s products that are Sprint branded. This usage data will be made available to Sprint no later than January 1, 2011 and provided on a monthly basis there after and be associated at an individual subscriber level with a unique identifier as determined by Sprint.

11.	Sprint will take into consideration featuring of the following products on devices, and will provide feedback and input to Supplier that will increase the opportunity for such products to be featured on devices:

1. [*****] is a drive time productivity application which reduces driver distraction by [*****] input for most common phone operation. This includes but not limited to [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sprint Confidential Information - Restricted

2. TeleNav [*****] – [*****] is a pre-loaded feature on all devices that allows users to enter [*****]. This widget will then provide [*****] by launching a Supplier application. Implementation of this feature differs by platform but on all platforms this might be available on the home screen, above the fold. On Android and BMP based devices, the implementation is [*****] on the home screen that allows for user input. On Windows Mobile the implementation is [*****] on the home screen above the fold. On BlackBerry the implementation is [*****] on home screen that is always visible and doesn’t require a click to expose. On platforms not listed here the [*****] will be displayed on the home screen and if a [*****] is not feasible then an above the fold shortcut will be provided.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sprint Confidential Information - Restricted

EXHIBIT D

PAYMENTS

1.

Payment 1A. For [*****] sold via orders placed by customers using a Sprint owned or authorized Sales Channel. Sprint will pay to Company [*****] (“Payment Percent 1A”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Edition) (“Payment 1A”).

Payment 1B. For [*****] sold via orders placed by customers from all non-WAP sites, including but not limited to: [*****] (‘Sales Channel 2”). Sprint will pay to Company [*****]) (“Payment Percent 1B”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Edition) (“Payment 1B”).

For [*****] sold via orders placed by customers from all non-WAP sites, including but not limited to: [*****] (‘Sales Channel 2”). Sprint will pay to Company [*****] of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Edition).

Payment 1D. For Application 5

Pay per Day Option:

Unlimited use of Application 5 in 24-hour period, all devices all Sales Channels:

[*****] of the total fees actually received by Sprint from a Sprint User for the pay per day option, based upon the price which will be determined by Supplier in its sole discretion.

Monthly Recurring Subscription

Sprint will pay to Company [*****] (“Payment Percent 1D”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Sales Channel) (“Payment 1D”). TeleNav will in its sole discretion determine the price to the end user of the Applications.

Monthly Recurring Subscription – Application 5(c)

Sprint will pay to Company [*****] of the total fee(s) actually received by Sprint from a Sprint User for use of Application 5(c) (regardless of the Sales Channel). TeleNav will in its sole discretion determine the price to the end user of Application 5(c).

Application 5 Premium Services

Sprint will pay to Company [*****] of the total fee(s) actually received by Sprint from a Sprint User for use of Application 5 Premium Services (regardless of the Sales Channel) including MRC and Pay per day.

Bundled Pricing for Application 5

Upon execution of Amendment No. 3, Sprint will have the right to distribute Application 5, Product 5d, Sprint Navigation or TeleNav Basic to all Sprint subscribers on the Sprint Network as part of a Bundled Offering, and will in addition have the right to distribute Product 5d to all Sprint subscribers on the Boost Mobile and Virgin Mobile USA networks, in each case as part of Bundled Offerings. At Suppliers election, Supplier may provide Product 5b, as an alternative to Product 5d for any handset as an alternative product for availability. In exchange for the distribution right provided to Sprint in connection with Bundled Offerings, Sprint will pay to Supplier the following sums for the license and service periods identified below:

Service Period	Fixed License and Service Fee

September 1, 2010 to December 31, 2010	$[*****]

January 1, 2011 to December 31, 2011	$[*****]

January 1, 2012 to December 31, 2012	$[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sprint Confidential Information - Restricted

The foregoing fees will not be subject to any adjustments or other provisions as provided in Section 6 b. or c. and there will be no adjustment pursuant to such Section as it relates to fees due or paid to TeleNav in connection with Application 5 for the period from January 1, 2010 and the Effective Date of the Amendment.

In the event the number of Sprint subscribers permitted to access Application 5 as part of a Bundled Offering, exceeds [*****] in a calendar month during calendar year 2010, for all incremental subscribers for that month Sprint will pay the amounts which previously would have been due under the terms of this Agreement. In the event the number of Sprint subscribers permitted to access Application 5 as part of a Bundled Offering, exceeds [*****] in a calendar month during calendar year 2011, for all incremental subscribers for that month Sprint will pay the amounts which previously would have been due under the terms of this Agreement. In the event the number of Sprint subscribers permitted to access Application 5 as part of a Bundled Offering, exceeds [*****] in a calendar month during calendar year 2012, for all incremental subscribers for that month Sprint will pay the amounts which previously would have been due under the terms of this Agreement.

Payment 1F. For [*****] sold via orders placed by customers from including but not limited to: Sprint Retail Stores, Sprint indirect dealers, Sprint National Retailers such Sprint Master Dealers, Sprint Online Authorized Dealers. Sprint will pay to Company [*****] (“Payment Percent 1F”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Edition) (“Payment 1F”).

2.	Payment 2 - One-Time Set-Up Fee. Sprint will pay to Company [*****] for (“Payment Percent 2”) of the total fee(s) actually received by Sprint from a Sprint User for One-Time Set-Up Fee (“Payment 2”) (Payment Percent 1 and 2, the “Payment Percent(s)”) (Payment 1 and 2, the “Payment(s)”).

3.	Free [*****] Sprint User Trial. Sprint may make the first thirty (30) days of [*****] service available to Sprint Users at no cost. During such period, Sprint will not be obligated to make any Payment or Minimum Payment to Company for such service. The Sprint User may terminate [*****] service at the conclusion of such trial period. If at the end of such trial period the Sprint User decides to continue service of [*****], the terms and conditions of this Agreement will fully apply.

4.	Price Changes/ Discounts. If there is any change to any price or offer of discounts to a Sprint User as applied through the Sprint Billing system, the parties will calculate the Payments based on the new and/or discounted price as agreed to by both parties.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sprint Confidential Information - Restricted

5.	Minimum Payment for Sales Channel 1. Except for the free trial as described in Section 3 of this Exhibit F, in no event will the Payments for Sales Channel 1 be less than following minimum payment:

Type of Payment	Minimum Payment	Suggested Retail Pricing Without Sprint Data
Application 3 – Editions:
TeleNav Limited Routes – All Devices Except Blackberry (per month/per user)*	$[*****]/month/per Sprint User (end-user)	Usually in a bundle so depends on bundle pricing
TeleNav Unlimited Routes – All Devices Except Blackberry (per month/per user)	$[*****]/month/per Sprint User (end-user)	$[*****]

6.	Minimum Payment for Sales Channel 2. Except for the free trial and service described in Section 3 of this Exhibit F, in no event will the Payment be less than the amounts specified in the below table (“Minimum Payments”):

Type of Payment	Minimum Payment	Suggested Retail Pricing Without Sprint Data
Application 1:
TeleNavTrack Lite (prior to 1/10/2010	$[*****]/month/per Sprint User (end-user)	$[*****]
TeleNav Track Lite (after 1/10/2010)	$[*****]/month/per Sprint User (end-user)	$[*****]
Application 2-Editions:
TeleNavTrack Basic	$[*****]/month/per Sprint User (end-user)	$[*****]
TeleNavTrack Plus	$[*****]/month/per Sprint User (end-user)	$[*****]
TeleNavTrack Enhanced	$[*****]/month/per Sprint User (end-user)	$[*****]
TeleNavTrack Premium (prior to 1/10/2010)	$[*****]/month/per Sprint User (end-user)	$[*****]
TeleNav Track Permium (after 1/10/2010	$[*****]/month/Sprint user (end-user)	[*****]
TeleNav Track Standard	$[*****]/month/per Sprint User (end-user)	$[*****]
Application 3-Editions
TeleNav Limited Routes- All Devices Except Blackberry (per month/per user)*	$[*****]/month/per Sprint User (end-user)	Usually in a bundle so depends on bundle pricing
TeleNav Unlimited Routes- All Devices Except Blackberry (per month/per user)*	$[*****]/month/per Sprint User (end-user)	$[*****]
TeleNav Limited Routes- for the Blackberry (per month/per user)*	$[*****]/month/per Sprint User (end-user)	Usually in a bundle so depends on bundle pricing
TeleNav Unlimited Routes- for the Blackberry (per month/per user)	$[*****]/month/per Sprint User (end-user)	$[*****]
One-Time Set-Up Fee (prior to 1/10/2010)	$[*****]/One-Time Set-Up Fee/per Sprint User (end-user)	$[*****]
One-Time Set-Up Fee (after 1/10/2010)	$[*****]/One-Time Set-Up Fee/per Sprint User (end-user)	$[*****]
One-Time Set-Up Fee – Application 7	$[*****]/One-Time Set-Up Fee/per Sprint User (end-user)	$[*****] (New 1Q10)
Application 4 (Fleet)	$[*****]/month/per Sprint User (end-user)	$[*****]
Application 6 [*****]	$[*****]/month/per Sprint User (end-user)	$[*****]
Application 7-Editions
TeleNav Vehicle Manager –Standard	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
[*****]	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
Application 8 [*****]	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
Application 9 - Editions
[*****]	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
Asset Tracker	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
Application 10 (Vehicle Tracker)	$[*****]/month/per Sprint User (end-user)	$[*****]

*	The number of Limited Routes per calendar month per Sprint User (end-user) will be 10 Routes per calendar month or as otherwise agreed to in writing.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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6.	M-Commerce Revenue Share.

Sprint will receive [*****] of the Gross M-Commerce Revenue generated from transaction fees derived within the application for M-Commerce purchases. “Gross M-Commerce Revenue” means the gross amount of transaction fees due to Company with respect to M-Commerce sales generated from within the Company Application on the Sprint Wireless Network, less any applicable taxes (excluding Company’s income tax).

7.	No Termination Fee For Users. For the purpose of clarification, the sums subject to the Payment Percent do not include Sprint User API fees, access, airtime, wireless data transport, taxes or any other charges payable to Sprint by Sprint Users. Company acknowledges and agrees that Sprint will not charge a service termination fee in the event the Sprint User terminates use of the Application before the end of the applicable term.

8.	Payment Process

a.	The Payments will be calculated on a calendar [*****] basis and will be due and payable by Sprint within [*****] days following the end of each [*****]. In the case of Fixed License and Service Fees, such payments will be due and payable no later than [*****] calendar [*****], except in the case of the initial Fixed License and Service Fee which will be due and payable no later than [*****] days after the date of the last party to execute this Amendment No. 3. Payment for Application 5 for the 2012 calendar year will be made in [*****] equal payments of [*****] and will be due and payable on [*****]. In the event that Sprint exercises its right to terminate the Agreement, on or after June 30, 2012, Supplier shall repay to Sprint the pro rata portion of the Fixed License and Service Fee applicable to the period for which Supplier no longer provides service to users prior to December 31, 2012. Such pro rata portion shall be based upon the Fixed License and Service Fee for the Service Period from January 1, 2012 to December 31, 2012.

b.	All email correspondence regarding Payments and Remittances should be sent to the following:

i)	Jennice Chiu [*****]

ii)	Doug Miller [*****]

iii)	Dave Jordan [*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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c.	Sprint will remit all payments to:

Wire Address:
Pay to:	Wells Fargo
Routing & Transit #:	121000248
Beneficiary name:	TeleNav, Inc.
For credit of:	TeleNav, Inc.
Credit Account #:	[*****]

Postal Service Address:

TeleNav, Inc.

Attn: Douglas Miller, CFO

1130 Kifer Rd.

Sunnyvale, CA 94086

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sprint Confidential Information - Restricted

EXHIBIT J

ADVERTISING

The Parties desire to add allowances and additional terms for advertising on all Company applications and Company and Sprint WAP properties.

1.0	DEFINITIONS

“Gross Media Revenue” means gross advertising and/or sponsorship, and/or cost-per-click (action) revenue billed by Company with respect to advertising on the Wireless Services that is displayed to users of Devices less credits for under delivery of advertising impressions and any applicable taxes (excluding Company’s income tax.)

“House Advertising” means self promotional advertisements the Company places on the Wireless Services and will not receive revenue for this advertising. This includes links to upgrade from a free Company application or service to a paid Company application or service. Specifically, House Advertisements are used to promote new features, other in-house revenue generators, and other media properties of the Company.

2.0	ADVERTISING SERVICES

1.	Scope of Content and Services: Sprint agrees that Company may provide Company Services (“Advertising Supported Content”) that may contain advertising, provided such advertising adhere to all Advertising Guidelines listed in Exhibit K. Parties agree that Advertising Supported Content will be offered free of charge to Users unless otherwise specified in writing. There will be no cost to Sprint for Advertising Supported Content.

All advertising must adhere to requirements Sprint Advertising Standards outlined in Exhibit K which may change from time to time. Sprint reserves the right to require review and approval of all advertisements prior to such advertisements running on the Sprint network. At Sprint’s written request, Company will terminate advertisements if Sprint, in its sole discretion, determines the customer experience is negatively impacted due to advertising. This may include a drop in page views and/or distinct visitors to the Company’s WAP site in two (2) or more consecutive months or increase in number of complaints received by Customer Care. Notwithstanding the foregoing provisions, in the event Sprint pre-approves an advertisement and subsequently terminates the advertisement, Sprint will allow Company’s advertiser to replace the terminated advertisement with a different one until such time as the advertiser has received the agreed upon impressions.

2.	Delivery and Support: All advertising will be delivered by Company’s vendor of choice.

3.	Advertising Sales: All non-house Advertising, must be sold by Company at rates to be agreed to in writing by Sprint, but in no event greater than industry competitive advertising rates for similar inventory and placement.

4.

Revenue Sharing – Billed/Paid Search Related Inventory: Company will pay Sprint [*****] of the Gross Media Revenue on a calendar monthly basis for all billed inventory served on the Sprint Wireless Network through Sprint Services for the provision of search information. The only allowable deduction is (a) traditional media commissions, when Company is invoiced for such commission based on a compensation agreement between Company and an Ad Agency or Ad sales organization.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.	Calculation Example for Revenue Sharing – Billed Search Related Inventory

Impressions Delivered		Gross CPM	Gross Media
Revenue
Campaign A	[*****] impressions	$[*****]	$[*****]
Campaign B	[*****] impressions	$[*****]	$[*****]
Campaign C	[*****] impressions	$[*****]	$[*****]
Total	[*****] impressions		$[*****]

Average of the Billed Rate Charged to Advertisers		$[*****]	[*****]
[*****]

Total Gross Media Revenue:	$[*****]
Sprint Share of Total Gross Media Revenue	[*****]%
Sprint Dollar Share of Total Gross Media Revenue	$[*****]

6.	Non-Search Advertising Revenue Share.

Revenue Sharing – Billed/Paid Inventory: Company will pay Sprint [*****] of the Gross Media Revenue on a calendar monthly basis for all billed inventory served on the Sprint Wireless Network through Sprint Services for other than the provision of search information. The only allowable deductions are (a) traditional media commissions, when Company is invoiced for such commission based on a compensation agreement between Company and an Ad Agency or Ad sales organization and (b) bad debt expense, when Company subsequently determines that an amount previously billed is uncollectable,

Calculation Example for Revenue Sharing – Billed Non-Search Related Inventory

Impressions Delivered		Gross CPM	Gross Media Revenue
Campaign A	[*****] impressions	$[*****]	$[*****]
Campaign B	[*****] impressions	$[*****]	$[*****]
Campaign C	[*****] impressions	$[*****]	$[*****]
Total	[*****] impressions		$[*****]

Average of the Billed Rate Charged to Advertisers	$[*****]	[*****]

Total Gross Media Revenue:	$[*****]
Sprint Share of Total Gross Media Revenue*	[*****]%
Sprint Dollar Share of Total Gross Media Revenue	$[*****]

7.	Revenue Sharing – House Advertising: Company will limit house advertising so that it averages no more than [*****] of total Company inventory available in any one month to Sprint Users unless mutually agreed to by both Parties.

8.	Payments: All Revenue Sharing payments are due to Sprint within [*****] days of the end of the [*****]. Company will remit payments in accordance with Exhibit J. Sprint reserves the right to change its policies and conditions for the payment of Gross Media Revenue, including but not limited to payment frequency, and Sprint will inform Company of any such change by providing reasonable advanced written notice to permit Company to adjust its business processes to meet any revised payment frequency request.

9.	Taxes: Company is responsible for collecting and remitting all transaction taxes imposed upon the sale of its goods or services including advertising.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sprint Confidential Information - Restricted

10.	Reporting: Company will also deliver to Sprint, quarterly and with each payment, a summary report supporting the amount paid for every campaign and in total, which includes a line item showing total impressions served, total click thru, and total payments.

11.	Audit Rights. The Parties agree that each Party, or its authorized representatives, will have the right, at any time (but no more than once per year), upon reasonable notice, to perform an audit with respect to the other Party’s performance of its obligations herein. For purposes of such audit, the each Party will grant the other Party and its representative’s full and complete access, during normal business hours and upon reasonable notice, to the Party’s facilities, books, records, procedures, and all other information required to ascertain any facts relative to its performance hereunder.

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